Executed Version
FIRST AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT
THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated to be effective as of September 19, 2019 (the “Amendment Effective Date”), is entered into by and among CARDTRONICS plc, an English public limited company (the “Parent”), the other Obligors (as defined in the Credit Agreement defined below) party hereto, the Lenders (as defined below) party hereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”).
PRELIMINARY STATEMENT
WHEREAS, the Parent, the other Obligors party thereto, the lenders party thereto (the “Lenders”) and the Administrative Agent are parties to that certain Second Amended and Restated Credit Agreement dated as of November 19, 2018 (as amended, the “Credit Agreement”); and
WHEREAS, the Parent has now asked the Administrative Agent and the Lenders to amend certain provisions of the Credit Agreement;
WHEREAS, the Administrative Agent and the Lenders are willing to do so subject to the terms and conditions set forth herein, provided that the Obligors ratify and confirm all of their respective obligations under the Credit Agreement and the other Loan Documents; and
NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
21. Defined Terms. Unless otherwise defined herein, capitalized terms used herein have the meanings assigned to them in the Credit Agreement.
22. Amendments to Credit Agreement.
(a) The cover page and the preamble of the Credit Agreement are hereby amended to show Capital One, N.A., BBVA USA and PNC Bank, National Association as Co-Documentation Agents.
(b) Section 1.01 is hereby amended to restate the following definitions in their entirety:
“Administrative Agent” means JPMorgan, in its capacity as administrative agent for the Lenders hereunder, together with any designated Affiliate or branch of JPMorgan acting in such capacity.

“Maturity Date” means the fifth anniversary of the First Amendment Effective Date.
(c) Section 1.01 is hereby amended to add the following new definitions in proper alphabetical order:
“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.
“Covered Entity” means any of the following:
(i)a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);
(ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or
(iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).
“Covered Party” has the meaning set forth in Section 10.21.
“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.
“First Amendment Effective Date” means September 19, 2019.
“Incremental Term Loan” has the meaning set forth in Section 2.19.
“Incremental Term Loan Amendment” has the meaning set forth in Section 2.19.
“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).
“QFC Credit Support” has the meaning set forth in Section 10.21.
“Supported QFC” has the meaning set forth in Section 10.21.
“U.S. Special Resolution Regime” has the meaning set forth in Section 10.21.
(d) Section 1.01 is hereby amended to restate the last sentence of the definition of “CFC Guarantor” in its entirety as follows:

“Schedule 1.01(a) sets forth the CFC Guarantors as of the First Amendment Effective Date.”
(e) Section 1.01 is hereby amended to restate the last sentence of the definition of “Commitment” in its entirety as follows:
“As of the First Amendment Effective Date, the aggregate amount of the Lenders’ Commitments is $750,000,000.”
(f) Section 1.01 is hereby amended to restate the last sentence of the definition of “Credit Facility Guarantor” in its entirety as follows:
“Schedule 1.01(b) sets forth the Credit Facility Guarantors as of the First Amendment Effective Date.”
(g) Section 1.01 is hereby amended to delete the phrase “Thompson Reuters Corp.” and insert in its place the phrase “Thomson Reuters Corp., Refinitiv, or any successor thereto” in clause (b) of the definition of “Equivalent Amount”.
(h) Section 1.01 is hereby amended to delete the definition of “New Lender Agreement” in its entirety.
(i) Section 1.01 is hereby amended to substitute the phrase “First Amendment Effective Date” in place of the two instances of the phrase “Effective Date” in the definition of “Non-Pro Rata Alternative Currency”.
(j) Section 2.13 is hereby amended to restate the second sentence of subsection (c) thereof in its entirety as follows:
“Notwithstanding anything to the contrary in Section 10.02, such amendment shall become effective without any further action or consent of any other party to this Agreement so long as the Administrative Agent shall not have received, within five Business Days of the date notice of such alternate rate of interest is provided to the Lenders, a written notice from the Majority Lenders stating that such Majority Lenders object to such amendment.”
(k) Section 2.19 is hereby amended and restated in its entirety as follows:
“Section 2.19 Expansion Option. Provided there exists no Event of Default, the Parent may, during the period commencing on the First Amendment Effective Date to and including the date that is six months prior to the Maturity Date, elect to increase the Commitments or enter into one or more tranches of term loans (each, an “Incremental Term Loan”), in each case, in minimum increments of $25,000,000, so long as, after giving effect thereto, the aggregate amount of the Commitments and all such

Incremental Term Loans does not exceed $850,000,000. The Parent may arrange for any such increase or tranche to be provided by one or more Lenders (each Lender so agreeing to an increase in its Commitment, or to participate in such Incremental Term Loans, an “Increasing Lender”), or by one or more new banks, financial institutions or other entities (each such new bank, financial institution or other entity, a “New Lender”; provided that no Person described in Section 10.04(b)(ii)(F) may be an New Lender), which agree to increase their existing Commitments, or to participate in such Incremental Term Loans, or provide new Commitments, as the case may be; provided that (a) each New Lender shall be subject to the consent of the Parent and the Administrative Agent and, in the case of a new Commitment, each Issuing Lender and each Swingline Lender, in each case, such consent not to be unreasonably withheld or delayed and (b) (i) in the case of an Increasing Lender, the Parent and such Increasing Lender execute an agreement substantially in the form of Exhibit 2.19A hereto and (ii) in the case of a New Lender, the Parent and such New Lender execute an agreement substantially in the form of Exhibit 2.19B hereto. No consent of any Lender (other than the Lenders participating in the increase or any Incremental Term Loan) shall be required for any increase in Commitments or Incremental Term Loans pursuant to this Section 2.19. Increased and new Commitments or Incremental Term Loans created pursuant to this Section 2.19 shall become effective on the date agreed by the Parent, the Administrative Agent and the relevant Increasing Lenders or New Lenders, and the Administrative Agent shall notify each Lender thereof. Notwithstanding the foregoing, no increase in the Commitments (or in the Commitment of any Lender) or tranche of Incremental Term Loans shall become effective under this Section 2.19 unless, on the date of such increase or Incremental Term Loans, the Administrative Agent shall have received a certificate, dated as of the effective date of such increase or Incremental Term Loans and executed by a Financial Officer, to the effect that the conditions set forth in paragraphs (a) and (b) of Section 4.02 shall be satisfied (with all references in such paragraphs to a Borrowing being deemed to be references to such increase or such Incremental Term Loans and attaching resolutions of the Borrowers approving such increase or Incremental Term Loans). On the effective date of any increase in the Commitments, Schedule 2.01(a) shall be deemed to have been amended to reflect the Commitments of the Increasing Lenders and/or New Lenders and Schedule 1.01(c) shall be deemed to have been amended to reflect the Non-Pro Rata Alternative Currencies (if any) in which any New Lender has agreed to fund Revolving

Loans and/or any changes in the allocations and Applicable Percentages set forth thereon as a result of such increase in Commitments. Following any increase in the Commitments pursuant to this Section 2.19, any Revolving Loans outstanding prior to the effectiveness of such increase shall continue to be outstanding until the ends of the respective Interest Periods applicable thereto, and shall then be repaid and, if the relevant Borrowers shall so elect, refinanced with new Revolving Loans made pursuant to Section 2.01 ratably in accordance with the Commitments in effect following such increase. Any Incremental Term Loans (a) shall rank equal to right of payment with the Revolving Loans, (b) shall not mature earlier than the Maturity Date (but may have amortization prior to such date) and (c) shall be treated substantially the same as (and in any event no more favorably then) the Revolving Loans; provided that (i) the terms and conditions applicable to any tranche of Incremental Term Loans maturing after the Maturity Date may provide for material additional or different financial or other covenants or prepayment requirements applicable only during periods after the Maturity Date and (ii) the Incremental Term Loans may be priced differently than the Revolving Loans. Incremental Term Loans may be made hereunder pursuant to an amendment or restatement (an “Incremental Term Loan Amendment”) of this Agreement and, as appropriate, the other Loan Documents, executed by the Obligors, each Increasing Lender participating in such tranche, each New Lender participating in such tranche, if any, and the Administrative Agent. The Incremental Term Loan Amendment may, without the consent of any other Lenders, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent, to effect the provisions of this Section 2.19. Nothing contained in this Section 2.19 shall constitute, or otherwise be deemed to be, a commitment on the part of any Lender to increase its Commitment hereunder, or to provide Incremental Term Loans at any time.”
(l) Article VIII is hereby amended to delete the word “not” immediately after the phrase “or such Lender has” in the last paragraph thereof.
(m) Section 10.02 is hereby amended to restate subsection (b) thereof in its entirety as follows:
“(b) Except as provided in (x) Section 2.13(c) with respect to an alternate rate of interest and (y) Section 2.19 with respect to an Incremental Term Loan Amendment, neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Borrowers and the Majority Lenders or by the Borrowers and the Administrative Agent with the consent of the Majority Lenders; provided that no such agreement shall (i) increase any Commitment of any Lender without the written consent of such Lender, (ii) reduce the principal amount of any Loan or LC Disbursement or reduce the rate of interest thereon, or reduce any fees payable hereunder, without the written consent of each Lender directly affected thereby, (iii) postpone the scheduled date of payment of the principal amount of any Loan or LC Disbursement, or any interest thereon, or any fees payable hereunder, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration of any Commitment, without the written consent of each Lender directly affected thereby, (iv) change Section 2.17(b) or (c) in a manner that would alter the pro rata sharing of payments required thereby, without the written consent of each Lender, (v) change the payment waterfall provisions of Section 2.20(a)(ii), without the written consent of each Lender directly affected thereby, (vi) change any of the provisions of this Section 10.02 or the definition of “Majority Lenders” or any other provision hereof specifying the number or percentage of Lenders required to waive, amend or modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Lender (it being understood that, solely with the consent of the parties prescribed by Section 2.19 to be parties to an Incremental Term Loan Amendment, Incremental Term Loans may be included in the determination of Majority Lenders on substantially the same basis as the Commitments and Revolving Loans are included on the Effective Date), (vii) release all or a material portion of the Collateral without the written consent of each Lender, provided, that nothing herein shall prohibit the Administrative Agent from releasing any Collateral, or require the consent of the other Lenders for such release, in respect of items sold, leased, transferred or otherwise disposed of to the extent such transaction is permitted hereunder, (viii) release all or substantially all of the Guarantees (other than in connection with any transactions permitted by this Agreement) without the written consent of each Lender or (ix) change Section 2.08(c) in a manner that would alter the ratable reduction of Commitments required thereby, without the written consent of each Lender directly affected thereby; provided further that no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent, the Alternative Currency Agent, the Issuing Lenders or the Swingline Lenders

hereunder without the prior written consent of the Administrative Agent, the Alternative Currency Agent, the Issuing Lenders or the Swingline Lenders, as the case may be.”
(n) Section 10.04(b)(i) is hereby amended to restate clause (B) thereof in its entirety as follows:
“(B) the Administrative Agent, each Issuing Lender and each Swingline Lender; provided that no consent of any such Person shall be required for an assignment to an Affiliate of the assigning Lender if such Lender determines in its sole discretion that such assignment is required by Law;”
(o) Section 10.04(b)(ii) is hereby amended to restate clause (E) thereof in its entirety as follows:
“(E) prior to any assignment to an assignee that is neither a Lender nor an Affiliate of the assigning Lender, the Lender making such an assignment shall first offer the assignment to the other Lenders who shall have five (5) Business Days to purchase the assignment on the same terms as are proposed to the non-Lender or non-Affiliate Lender assignee; and”
(p) Article X is hereby amended to add the following new Section 10.21 at the end of said Article:
“Section 10.21 Acknowledgment Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Swap Agreements or any other agreement or instrument that is a QFC (such support “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):
In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported

QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.”
(q) Schedules 1.01(a), 1.01(b), 1.01(c) and 2.01(a) to the Credit Agreement are hereby amended to read in their entirety as set forth on Schedule 1.01(a), 1.01(b), 1.01(c) and 2.01(a) attached hereto, respectively.
(r) Exhibit 1.1B to the Credit Agreement is hereby amended to read in its entirety as set forth on Exhibit 1.1B attached hereto.
(s) Exhibit 1.1C to the Credit Agreement is hereby deleted in its entirety.
(t) Exhibit 2.19A and Exhibit 2.19B are hereby added to the Credit Agreement in the forms attached hereto as Exhibit 2.19A and Exhibit 2.19B, respectively.
23. Limitation as to the South African Guarantor. Notwithstanding anything to the contrary contained in the Credit Agreement, the other Loan Documents or this Amendment, until such time as the South African Guarantor has received written approval from the Financial Surveillance Department of the South African Reserve Bank (the “SARB”) to the increase in the principal amount of the Obligations to be guaranteed by the South African Guarantor under the Guarantee and the extension of the Maturity Date, in each case, as set forth in this Amendment, (a) the liability of the South African Guarantor under the Guarantee shall not exceed the Obligations (as approved by the SARB on March 8, 2019 and without giving effect to this Amendment) and (b) the obligations of the South African Guarantor under the Guarantee shall terminate on the Maturity Date (as approved by the SARB on March 8, 2019 and without giving effect to this Amendment). The Parent shall cause the South African Guarantor to use commercially reasonably efforts to obtain such SARB approval within 150 days after the Amendment Effective Date (or such longer period as may be agreed to by the Administrative Agent in its reasonable discretion) and provide notice to the Administrative Agent promptly upon receipt thereof.
24. Conditions Precedent. This Amendment shall be effective as of the Amendment Effective Date upon satisfaction of the following conditions precedent:
(a) no Default or Event of Default shall exist;
(b) the Administrative Agent shall have received counterparts of this Amendment, duly executed by the Borrowers, the other Obligors party hereto, the Lenders and the New Lender (as defined in Section 7 below);
(c) the Administrative Agent shall have received for the New Lender and each Lender whose Commitment shall be increased upon the Amendment Effective Date (other than any such Lender that has notified the Administrative Agent that is does not require a new promissory note), a promissory note reflecting the New Lender’s and each such Lender’s Commitment;
(d) the Administrative Agent shall have received a certificate, dated as of the Amendment Effective Date and executed by a Financial Officer, to the effect that the conditions set forth in paragraphs (a) and (b) of Section 4.02 of the Credit Agreement are satisfied (with all references in such paragraphs to a Borrowing being deemed to be references to the increase of the Commitments effected hereby and attaching resolutions of the Borrowers approving such increase); and
(e) the Administrative Agent shall have received (i) all fees required to be paid pursuant to that certain Fee Letter, dated as of the date hereof, by and among the Parent and the Administrative Agent and as otherwise agreed in writing and (ii) all other amounts due and payable on or prior to the date hereof (including the reasonable fees and expenses of legal counsel required to be paid pursuant to the Credit Agreement and for which invoices have been presented at least one Business Day prior to the Amendment Effective Date).
25. Ratification. Each Obligor hereby ratifies all of its Obligations under the Credit Agreement and each of the Loan Documents to which it is a party, and agrees and acknowledges that the Credit Agreement and each of the other Loan Documents to which it is a party are and shall continue to be in full force and effect as amended and modified by this Amendment. Nothing in this Amendment extinguishes, novates or releases any right, claim, lien, security interest or entitlement of any of the Lenders or the Administrative Agent created by or contained in any of such documents nor is any Obligor released from any covenant, warranty or obligation created by or contained herein or therein.
26. Representations and Warranties. Each Obligor hereby represents and warrants to the Lenders and the Administrative Agent that (a) this Amendment has been duly executed and delivered on behalf of such Obligor, (b) this Amendment constitutes a valid and legally binding agreement enforceable against such Obligor in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, (c) the representations and warranties contained in the Credit Agreement and the other Loan Documents to which it is a party are true and correct on and as of the date hereof in all material respects as though made as of the date hereof, except for such representations and warranties as are by their express terms limited to a specific date, in which case such representations and warranties were true and correct in all material respects as of such specific date; provided that, in either case, to the extent any such representation and warranty is qualified by Material Adverse Effect or materiality qualifier, such representation and warranty is true and correct in all respects, (d) no Default or Event of Default exists under the Credit Agreement or under any other Loan Document or will result immediately upon giving effect to this Amendment and (e) the execution, delivery and performance of this Amendment has been duly authorized by such Obligor.
27. New Lender. By execution and delivery of this Amendment, U.S. Bank National Association (the “New Lender”) shall become a party to the Credit Agreement as of the Amendment Effective Date and shall have all of the rights and obligations, severally and not jointly, of a Lender thereunder for all purposes and to the same extent as if originally a party thereto, and shall agree, and does hereby agree to be bound by the terms and conditions thereof as if it were an original signatory thereto. The New Lender confirms, for the benefit of the Administrative Agent, that it is a U.K. Treaty Lender and a German Treaty Lender.
28. Counterparts. This Amendment may be signed in any number of counterparts, which may be delivered in original, facsimile or electronic form each of which shall be construed as an original, but all of which together shall constitute one and the same instrument.
29. Governing Law. This Amendment shall be construed in accordance with and governed by the Law of the State of New York without regard to any choice-of-law provisions that would require the application of the law of another jurisdiction.
210. Amendment is a Loan Document; References to the Credit Agreement. This Amendment is a Loan Document, as defined in the Credit Agreement. All references in the Credit Agreement to “this Agreement” mean the Credit Agreement as amended by this Amendment.
211. Final Agreement of the Parties. THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.
[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.
BORROWERS:

CARDTRONICS PLC

By:	/s/ Gary Ferrera
Name:	Gary Ferrera
Title:	Chief Financial Officer

CARDTRONICS HOLDINGS LIMITED

By:	/s/ E. Brad Conrad
Name:	E. Brad Conrad
Title:	Director

CATM EUROPE HOLDINGS LIMITED

By:	/s/ Jana Hile
Name:	Jana Hile
Title:	Director

CATM HOLDINGS LLC

By:	/s/ E. Brad Conrad
Name:	E. Brad Conrad
Title:	President

CARDTRONICS USA, INC.

By:	/s/ E. Brad Conrad
Name:	E. Brad Conrad
Title:	Treasurer
[Continued on following page]
Signature Page to First Amendment to Second Amended and Restated Credit Agreement

CARDTRONICS UK LIMITED

By:	/s/ Jana Hile
Name:	Jana Hile
Title:	Director

CARDTRONICS AUSTRALASIA PTY LTD

in accordance with section 127 of the Corporations Act 2001 (Cth) by a director and secretary/director:

By:	/s/ Jana Hile
Name:	Jana Hile
Title:	Director

By:	/s/ Andrew Wingrove
Name:	Andrew Wingrove
Title:	Director

CARDTRONICS CANADA HOLDINGS INC.

By:	/s/ Patrick Moriarty
Name:	Patrick Moriarty
Title:	Senior Vice-President, North America, Accounting Operations

CARDPOINT GMBH

By:	/s/ Jana Hile
Name:	Jana Hile
Title:	Director

Signature Page to First Amendment to Second Amended and Restated Credit Agreement

CREDIT FACILITY GUARANTORS:

CARDTRONICS, INC.

By:	/s/ E. Brad Conrad
Name:	E. Brad Conrad
Title:	President

ATM NATIONAL, LLC

By:	/s/ E. Brad Conrad
Name:	E. Brad Conrad
Title:	Treasurer

CATM NORTH AMERICA HOLDINGS LIMITED

By:	/s/ E. Brad Conrad
Name:	E. Brad Conrad
Title:	Director

CATM AUSTRALASIA HOLDINGS LIMITED

By:	/s/ E. Brad Conrad
Name:	E. Brad Conrad
Title:	Director

SUNWIN SERVICES GROUP (2010) LTD.

By:	/s/ Michael Pinder
Name:	Michael Pinder
Title:	Director

Signature Page to First Amendment to Second Amended and Restated Credit Agreement

SPARK ATM SYSTEMS PROPRIETARY LIMITED

By:	/s/ Marc Sternberg
Name:	Marc Sternberg
Title:	Director

Signature Page to First Amendment to Second Amended and Restated Credit Agreement

CFC GUARANTORS:

CARDTRONICS HOLDINGS, LLC

By:	/s/ E. Brad Conrad
Name:	E. Brad Conrad
Title:	President

CARDPOINT LIMITED

By:	/s/ Jana Hile
Name:	Jana Hile
Title:	Director

CARDTRONICS CANADA LIMITED PARTNERSHIP

By: Cardtronics Canada Operations Inc., its General Partner

By:	/s/ Patrick Moriarty
Name:	Patrick Moriarty
Title:	Senior Vice-President, North America, Accounting Operations

CARDTRONICS CANADA ATM PROCESSING PARTNERSHIP

By: Cardtronics Canada Operations Inc., its Managing Partner

By:	/s/ Patrick Moriarty
Name:	Patrick Moriarty
Title:	Senior Vice-President, North America, Accounting Operations

Signature Page to First Amendment to Second Amended and Restated Credit Agreement

ADMINISTRATIVE AGENT AND LENDER:

JPMORGAN CHASE BANK, N.A.

By:	/s/ Min Park
Name:	Min Park
Title:	Vice President

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH

By:	/s/ Deborah Booth
Name:	Deborah Booth
Title:	Executive Director

J.P. MORGAN EUROPE LIMITED

By:	/s/ Fatma Mustafa
Name:	Fatma Mustafa
Title:	Vice President

Signature Page to First Amendment to Second Amended and Restated Credit Agreement

LENDER:

BANK OF AMERICA, N.A.

By:	/s/ Adam Rose
Name:	Adam Rose
Title:	SVP

Signature Page to First Amendment to Second Amended and Restated Credit Agreement

LENDER:

BARCLAYS BANK PLC

By:	/s/ Gill Skala
Name:	Gill Skala
Title:	Director
Executed in New York

Signature Page to First Amendment to Second Amended and Restated Credit Agreement

LENDER:

WELLS FARGO BANK, N.A.

By:	/s/ Hannah Wolfert
Name:	Hannah Wolfert
Title:	Vice President

Signature Page to First Amendment to Second Amended and Restated Credit Agreement

LENDER:

BBVA USA

By:	/s/ Collis Sander
Name:	Collis Sander
Title:	Executive Vice President

Signature Page to First Amendment to Second Amended and Restated Credit Agreement

LENDER:

CAPITAL ONE, N.A.

By:	/s/ Sallye Cielencki
Name:	Sallye Cielencki
Title:	Senior Vice President/ Underwriter V

Signature Page to First Amendment to Second Amended and Restated Credit Agreement

LENDER:

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Andrea Kinnik
Name:	Andrea Kinnik
Title:	Senior Vice President

PNC BANK CANADA BRANCH

By:	/s/ Caroline Stade
Name:	Caroline Stade
Title:	Senior Vice President

Signature Page to First Amendment to Second Amended and Restated Credit Agreement

LENDER:

CITIBANK, N.A.

By:	/s/ Bradley Peters
Name:	Bradley Peters
Title:	Director
Signature Page to First Amendment to Second Amended and Restated Credit Agreement

LENDER:

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Ken Gorski
Name:	Ken Gorski
Title:	Vice President

Signature Page to First Amendment to Second Amended and Restated Credit Agreement

LENDER:

BANK OF MONTREAL

By:	/s/ Andrew Berryman
Name:	Andrew Berryman
Title:	Vice President

BANK OF MONTREAL, LONDON BRANCH

By:	/s/ Tom Woolgar
Name:	Tom Woolgar
Title:	Managing Director, Corporate Banking

By:	/s/ Scott Matthews
Name:	Scott Matthews
Title:	Managing Director, CFO, EMEA, BMO Financial Group
Signature Page to First Amendment to Second Amended and Restated Credit Agreement

LENDER:

CANADIAN IMPERIAL BANK OF COMMERCE

By:	/s/ Mario Frison
Name:	Mario Frison
Title:	Authorized Signatory

By:	/s/ Peter Holowach
Name:	Peter Holowach
Title:	Authorized Signatory

Signature Page to First Amendment to Second Amended and Restated Credit Agreement

LENDER:

NATIONAL WESTMINSTER BANK PLC

By:	/s/ Alex Pickering - Carter
Name:	Alex Pickering - Carter
Title:	Associate Director

Signature Page to First Amendment to Second Amended and Restated Credit Agreement

LENDER:

GOLDMAN SACHS LENDING PARTNERS LLC

By:	/s/ Ryan Durkin
Name:	Ryan Durkin
Title:	Authorized Signatory
Signature Page to First Amendment to Second Amended and Restated Credit Agreement

LENDER:

HSBC BANK USA, N.A.

By:	/s/ Michael Bustios
Name:	Michael Bustios
Title:	Senior Vice President

Signature Page to First Amendment to Second Amended and Restated Credit Agreement

SCHEDULE 1.01(a)
CFC GUARANTORS
Cardtronics Holdings, LLC
Cardpoint Limited
Cardtronics UK Limited
Cardtronics Canada Holdings Inc.
Cardtronics Canada ATM Processing Partnership
Cardtronics Australasia Pty Ltd
Cardtronics Canada Limited Partnership
Cardpoint GmbH

First Amendment to Second Amended and Restated Credit Agreement
Schedule 1.01(a)

SCHEDULE 1.01(b)
CREDIT FACILITY GUARANTORS
Cardtronics plc
Cardtronics Holdings Limited
CATM Europe Holdings Limited
CATM Holdings LLC
Cardtronics USA, Inc.
CATM Australasia Holdings Limited
CATM North America Holdings Limited
Cardtronics, Inc.
Sunwin Services Group (2010) Limited
ATM National, LLC
Spark ATM Systems Proprietary Limited

First Amendment to Second Amended and Restated Credit Agreement
Schedule 1.01(b)

SCHEDULE 1.01(c)
NON-PRO RATA ALTERNATIVE CURRENCIES AND LENDERS

Currency	Available for Swingline Loans and Letters of Credit?	Lenders That Have Agreed to Fund Revolving Loans in Said Currency	Allocation of each Lender in Said Currency	Applicable Percentage of Revolving Loans in Said Currency
Rand	Yes	JPMorgan Chase Bank, N.A.*
Bank of America, N.A.*
Barclays Bank plc*
Wells Fargo Bank, N.A.*
BBVA USA
Capital One, N.A.
PNC Bank, National Association
U.S. Bank National Association
Bank of Montreal, London Branch
National Westminster Bank plc
Goldman Sachs Lending Partners LLC
HSBC Bank USA, N.A.
			$85,000,000 $85,000,000 $85,000,000 $85,000,000 $70,000,000 $70,000,000 $70,000,000 $30,000,000 $30,000,000 $30,000,000 $25,000,000 $25,000,000	12.3% 12.3% 12.3% 12.3% 10.1% 10.1% 10.1% 4.3% 4.3% 4.3% 3.6% 3.6%

* Issuing Lenders that have agreed to issue Letters of Credit in said currency.

First Amendment to Second Amended and Restated Credit Agreement
Schedule 1.01(c)

SCHEDULE 2.01(a)

COMMITMENTS

Lenders	Commitment
JPMorgan Chase Bank, N.A.	$85,000,000
Bank of America, N.A.	$85,000,000
Barclays Bank plc	$85,000,000
Wells Fargo Bank, N.A.	$85,000,000
BBVA USA	$70,000,000
Capital One, N.A.	$70,000,000
PNC Bank, National Association	$70,000,000
Citibank, N.A.	$30,000,000
U.S. Bank National Association	$30,000,000
Bank of Montreal	$30,000,000
Canadian Imperial Bank of Commerce	$30,000,000
National Westminster Bank plc	$30,000,000
HSBC Bank USA, N.A.	$25,000,000
Goldman Sachs Lending Partners, LLC	$25,000,000
TOTAL	$750,000,000

First Amendment to Second Amended and Restated Credit Agreement
Exhibit 2.01(a)

EXHIBIT 1.1B
ASSIGNMENT AND ASSUMPTION
Reference is made to the Second Amended and Restated Credit Agreement dated as of November 19, 2018 (as amended and in effect on the date hereof, the “Credit Agreement”), among Cardtronics plc, the other Obligors party thereto, the Lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent for the Lenders and J.P. Morgan Europe Limited, as Alternative Currency Agent for the Lenders. Capitalized terms defined in the Credit Agreement are used herein with the same meanings.
The Assignor named below hereby sells and assigns, without recourse, to the Assignee named below, and the Assignee hereby purchases and assumes, without recourse, from the Assignor, effective as of the Assignment Date set forth below, the interests set forth below (the “Assigned Interest”) in the Assignor’s rights and obligations under the Credit Agreement, including, without limitation, the interests set forth below in the Commitments of the Assignor on the Assignment Date and Loans owing to the Assignor which are outstanding on the Assignment Date, together with the participations in Letters of Credit, LC Disbursements and Swingline Loans held by the Assignor on the Assignment Date, but excluding accrued interest and fees to and excluding the Assignment Date. The Assignee hereby acknowledges receipt of a copy of the Credit Agreement. From and after the Assignment Date (i) the Assignee shall be a party to and be bound by the provisions of the Credit Agreement and, to the extent of the Assigned Interest, have the rights and obligations of a Lender thereunder and (ii) the Assignor shall, to the extent of the Assigned Interest, relinquish its rights and be released from its obligations under the Credit Agreement.
This Assignment and Assumption is being delivered to the Administrative Agent together with (i) any documentation required to be delivered by the Assignee pursuant to Sections 2.16(g) and (h) of the Credit Agreement, duly completed and executed by the Assignee, and (ii) if the Assignee is not already a Lender under the Credit Agreement, an Administrative Questionnaire in the form supplied by the Administrative Agent, duly completed by the Assignee. The [Assignee/Assignor] shall pay the fee payable to the Administrative Agent pursuant to Section 10.04(b) of the Credit Agreement.
The Assignee confirms, for the benefit of the Administrative Agent, that it is [not a U.K. Qualifying Lender and/or not a German Qualifying Lender] [a U.K. Qualifying Lender (other than a U.K. Treaty Lender) and or a German Qualifying Lender (other than a German Treaty Lender] [a U.K. Treaty Lender and/or a German Treaty Lender].
This Assignment and Assumption shall be governed by and construed in accordance with the laws of the State of New York.
Date of Assignment:
Legal Name of Assignor:
First Amendment to Second Amended and Restated Credit Agreement
Exhibit 1.1B

Legal Name of Assignee:
Assignee’s Address for Notices:
Effective Date of Assignment (“Assignment Date”):

Facility	Principal Amount Assigned	Percentage Assigned of Commitment (set forth, to at least 8 decimals, as a percentage of the aggregate Commitments of all Lenders)
Commitment Assigned:	$	%
Loans:	$
The terms set forth above are hereby agreed to:
________________________________,
as Assignor

By:
Name:
Title:

________________________________,
as Assignee

By:
Name:
Title:

First Amendment to Second Amended and Restated Credit Agreement
Exhibit 1.1B

The undersigned hereby consent to the within assignment:

Cardtronics plc By: __________________________________ Name: Title:	JPMorgan Chase Bank, N.A., as Administrative Agent, an Issuing Lender and a Swingline Lender By: __________________________________ Name: Title:
[Insert signature blocks for other Issuing Lenders and Swingline Lenders]

First Amendment to Second Amended and Restated Credit Agreement
Exhibit 1.1B

EXHIBIT 2.19A
FORM OF INCREASING LENDER SUPPLEMENT
INCREASING LENDER SUPPLEMENT, dated ____________, 20___ (this “Supplement”), by and among each of the signatories hereto, to the Second Amended and Restated Credit Agreement, dated as of November 19, 2018 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Cardtronics plc, an English public limited company (the “Parent”), the other Obligors party thereto, the Lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”).
W I T N E S S E T H
WHEREAS, pursuant to Section 2.19 of the Credit Agreement, the Parent has the right, subject to the terms and conditions thereof, to effectuate from time to time an increase in the Commitments and/or one or more tranches of Incremental Term Loans under the Credit Agreement by requesting one or more Lenders to increase the amount of its Commitment and/or to participate in such a tranche;
WHEREAS, the Parent has given notice to the Administrative Agent of its intention to [increase the Commitments] [and] [enter into a tranche of Incremental Term Loans] pursuant to such Section 2.19; and
WHEREAS, pursuant to Section 2.19 of the Credit Agreement, the undersigned Increasing Lender now desires to [increase the amount of its Commitment] [and] [participate in a tranche of Incremental Term Loans] under the Credit Agreement by executing and delivering to the Parent and the Administrative Agent this Supplement;
NOW, THEREFORE, each of the parties hereto hereby agrees as follows:
1. The undersigned Increasing Lender agrees, subject to the terms and conditions of the Credit Agreement, that on the date of this Supplement it shall [increase its Commitment by $[_______], thereby making the aggregate amount of its total Commitments equal to $[________]] [and] [participate in a tranche of Incremental Term Loans with a commitment amount equal to $[________] with respect thereto]. Upon execution hereof, this Supplement will be delivered to the Administrative Agent for recording in the Register.
2. The Parent hereby represents and warrants that the conditions set forth in paragraphs (a) and (b) of Section 4.02 of the Credit Agreement are satisfied as of the date hereof.
3. Terms defined in the Credit Agreement shall have their defined meanings when used herein.
4. This Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.
First Amendment to Second Amended and Restated Credit Agreement
Exhibit 2.19A

5. This Supplement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same document.
IN WITNESS WHEREOF, each of the undersigned has caused this Supplement to be executed and delivered by a duly authorized officer on the date first above written.

[INSERT NAME OF INCREASING LENDER]

By:
Name:
Title:

Accepted and agreed to as of the date first written above:
CARDTRONICS PLC

By:
Name:
Title:

Acknowledged as of the date first written above:
JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:
Name:
Title:

First Amendment to Second Amended and Restated Credit Agreement
Exhibit 1.1B

EXHIBIT 2.19B
FORM OF NEW LENDER SUPPLEMENT
NEW LENDER SUPPLEMENT, dated __________, 20___ (this “Supplement”), by and among each of the signatories hereto, to the Second Amended and Restated Credit Agreement, dated as of November 19, 2018 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Cardtronics plc, an English public limited company (the “Parent”), the other Obligors party thereto, the Lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”).
W I T N E S S E T H
WHEREAS, the Credit Agreement provides in Section 2.19 thereof that any bank, financial institution or other entity may [provide Commitments] [and] [participate in tranches of Incremental Term Loans] under the Credit Agreement subject to the approval of the Parent and the Administrative Agent (and, in the case of a new Commitment, each Issuing Lender and each Swingline Lender), by executing and delivering to the Parent and the Administrative Agent a supplement to the Credit Agreement in substantially the form of this Supplement; and
WHEREAS, the undersigned New Lender was not an original party to the Credit Agreement but now desires to become a party thereto;
NOW, THEREFORE, each of the parties hereto hereby agrees as follows:
1. The undersigned New Lender agrees to be bound by the provisions of the Credit Agreement and agrees that it shall, on the date of this Supplement, become a Lender for all purposes of the Credit Agreement to the same extent as if originally a party thereto, with a [Commitment with respect to Revolving Loans of $[_________]] [and] [a commitment with respect to Incremental Term Loans of $[________]]. Upon execution hereof, this Supplement will be delivered to the Administrative Agent for recording in the Register.
2. The undersigned New Lender (a) represents and warrants that (i) it is legally authorized to enter into this Supplement, (ii) it satisfies the requirements, if any, specified in the Credit Agreement that are required to be satisfied by it in order to become a Lender and (iii) it is not Person described in Section 10.04(b)(ii)(F) of the Credit Agreement; (b) confirms that it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 5.01 thereof and has reviewed such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Supplement; (c) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement or any other instrument or document furnished pursuant hereto or thereto; (d) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit
First Amendment to Second Amended and Restated Credit Agreement
Exhibit 2.19B

Agreement or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Administrative Agent by the terms thereof, together with such powers as are incidental thereto; (e) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender; and (f) confirms, for the benefit of the Administrative Agent, that it is [not a U.K. Qualifying Lender and/or not a German Qualifying Lender] [a U.K. Qualifying Lender (other than a U.K. Treaty Lender) and or a German Qualifying Lender (other than a German Treaty Lender] [a U.K. Treaty Lender and/or a German Treaty Lender].
3. The undersigned’s address for notices for the purposes of the Credit Agreement is as follows:
[_________________]
[_________________]
[_________________]
4. The Parent hereby represents and warrants that the conditions set forth in paragraphs (a) and (b) of Section 4.02 of the Credit Agreement are satisfied as of the date hereof.
5. Terms defined in the Credit Agreement shall have their defined meanings when used herein.
6. This Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.
7. This Supplement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same document.
[remainder of this page intentionally left blank]
First Amendment to Second Amended and Restated Credit Agreement
Exhibit 2.19B

IN WITNESS WHEREOF, each of the undersigned has caused this Supplement to be executed and delivered by a duly authorized officer on the date first above written.

[INSERT NAME OF NEW LENDER]

By:
Name:
Title:

Accepted and agreed to as of the date first written above:
CARDTRONICS PLC

By:
Name:
Title:

Accepted and agreed to as of the date first written above:
JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:
Name:
Title:

[Insert signature blocks for Issuing Lenders and Swingline Lenders in the case of a new Commitment]
First Amendment to Second Amended and Restated Credit Agreement
Exhibit 2.19B